UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2014

MEDIABISTRO INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street, Suite 912, Norwalk, Connecticut 06854

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Mediabistro Inc. is filing this Amendment No. 1 on Form 8-K/A to amend our Current Report on Form 8-K, which we originally filed with the Securities and Exchange Commission on June 12, 2014 (the “Original Filing”). We are filing this amendment to address comments we received from the Staff of the Commission. In particular, we are amending and restating in its entirety Item 4.01. Changes in Registrant’s Certifying Accountant, to correct the time periods covered by the events described in that item and to state that Rothstein Kass reviewed this Form 8-K/A and delivered a letter to the Commission stating whether or not it agrees with the statements included in this Form 8-K/A. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K/A.

Except as described above, this amendment speaks as of the filing date of the Original Filing, does not reflect events occurring after the original filing date, and no other changes are being made to any other disclosure contained in the Original Filing or any exhibits thereto.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On June 11, 2014, Rothstein Kass informed the Board of Directors of the Company of its decision to resign as the Company's independent registered public accounting firm, effective June 30, 2014, due to its pending acquisition by KPMG LLP.

The reports of Rothstein Kass on the financial statements for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2013 and 2012 and through June 11, 2014, there have been no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2013 and 2012 and through June 11, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided a copy of this Form 8-K/A to Rothstein Kass prior to its filing with the SEC and requested that Rothstein Kass furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter, dated July 23, 2014, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Rothstein Kass, dated July 23, 2014.
99.1*	Press release dated June 6, 2014.

*Submitted as Exhibit 99.1 to the Original Filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIABISTRO INC.

Date: July 25, 2014
/s/ Alan M. Meckler
Alan M. Meckler
Chairman and Chief Executive Officer